EXHIBIT 99.2
BioMed Realty Trust, Inc.
SUPPLEMENTAL OPERATING AND FINANCIAL DATA
December 31, 2006
Center for Life Science|Boston
Architect’s Rendering
Acquired November 2006

BioMed Realty Trust, Inc. 17140 Bernardo Center Drive, Suite 222 San Diego, CA 92128 Investor Relations Contact Kent Griffin Chief Financial Officer 858.485.9840	www.biomedrealty.com 858.485.9840 858.485.9843 (fax)

BIOMED REALTY TRUST, INC.
TABLE OF CONTENTS
DECEMBER 31, 2006

This Supplemental Operating and Financial Data package contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, you should exercise caution in interpreting and relying on these statements as they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the company’s control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, competition from other developers, owners and operators of real estate, adverse economic or real estate developments in the life science industry or the company’s target markets, the uncertainty of real estate development and acquisition activity, the ability to complete or integrate acquisitions and developments successfully, the availability and terms of financing and the use of debt to fund acquisitions and developments, the effect of local economic and market conditions, regulatory and tax law changes and other risks and uncertainties detailed from time to time in the company’s filings with the Securities and Exchange Commission, including the company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
All dollar amounts shown in this report are unaudited.
This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of BioMed Realty Trust, Inc. Any offers to sell or solicitations to buy securities of BioMed Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

BIOMED REALTY TRUST, INC.
COMPANY BACKGROUND
DECEMBER 31, 2006

BioMed Realty Trust, Inc. operates as a fully integrated, self-administered and self-managed real estate investment trust (REIT) focused on acquiring, developing, owning, leasing and managing laboratory and office space for the life science industry. Our tenants primarily include biotechnology and pharmaceutical companies, scientific research institutions, government agencies and other entities involved in the life science industry. Our properties are generally located in markets with well established reputations as centers for scientific research, including Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania and New York/New Jersey.
During the first three quarters of 2006, we completed the acquisition of twelve properties, representing a total of 2.9 million rentable square feet of laboratory and office space. The properties were acquired for an aggregate of approximately $783.1 million, excluding closing costs.
On November 17, 2006, we completed the acquisition of the Center for Life Science | Boston. The 702,940 square foot life science research building is located in the Longwood Medical Area in Boston, Massachusetts and is currently under construction. The total purchase price was approximately $472.7 million, excluding closing costs. We expect to invest in excess of an additional $200 million in the Center for Life Science | Boston to complete the project.
We funded the purchase price for the Center for Life Science | Boston acquisition using borrowings under a new $550 million secured acquisition and construction loan with KeyBank National Association, or KeyBank (under which we initially borrowed approximately $266 million) and borrowings under our $500 million unsecured revolving credit facility. The secured acquisition and construction loan was amended and restated and syndicated on December 21, 2006. As of December 31, 2006, this loan bore interest at a weighted-average rate of 6.575% per annum. The loan matures on November 16, 2009, subject to a one-year extension at our option upon satisfying certain conditions.
On November 21, 2006, we completed the acquisition of a property located at 1522 217th Place in Bothell, Washington. The property, consisting of one two-story office/laboratory building totaling 67,340 square feet, was acquired for approximately $10.5 million, excluding closing costs.
On December 7, 2006, we completed the acquisition of a property located at 4215 Sorrento Valley Boulevard in San Diego, California. The 54,924 square foot office/laboratory facility was acquired for approximately $20.0 million, excluding closing costs.
On December 14, 2006, we completed the acquisition of a property located at 10835 Road to the Cure in San Diego, California. The property, consisting of one two-story office/laboratory building totaling 64,800 square feet, was acquired for approximately $23.3 million (excluding closing costs), including the assumption of approximately $15.7 million of mortgage indebtedness.
On December 21, 2006, we signed a new, 15-year lease with Regeneron Pharmaceuticals, Inc. for approximately 194,000 square feet of to be built office and laboratory space at our Landmark at Eastview property. Under the lease, Regeneron will relocate a majority of its existing operations at the Landmark at Eastview property to buildings to be constructed by us on the Landmark campus. Following Regeneron’s relocation, which is expected to occur in March 2009, we intend to redevelop and offer for lease the space Regeneron currently occupies at the Landmark at Eastview property (excluding 27,021 square feet of space that Regeneron will continue to lease).
As of December 31, 2006, we owned or had interests in 56 properties, located principally in Boston, San Diego, San Francisco, Seattle, Maryland, Pennsylvania, and New York/New Jersey. The portfolio was approximately 96.3% leased, not including 1.3 million square feet that was available for redevelopment. In addition, we had properties with approximately 1.2 million rentable square feet under construction and undeveloped land that we estimate can support up to an additional 1.1 million rentable square feet of laboratory and office space.
This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website: www.biomedrealty.com

BIOMED REALTY TRUST, INC.
INVESTOR INFORMATION
DECEMBER 31, 2006

Board of Directors

Alan D. Gold	Edward A. Dennis, Ph.D.	Theodore D. Roth
Chairman

Gary A. Kreitzer	Mark J. Riedy, Ph.D.	M. Faye Wilson

Barbara R. Cambon

Executive Officers

Alan D. Gold	John F. Wilson, II	R. Kent Griffin, Jr.
President and Chief Executive Officer	Executive Vice resident-Operations	Chief Financial Officer

Gary A. Kreitzer	Matthew G. McDevitt
Executive Vice President, General Counsel, and Secretary	Regional Executive Vice President

Equity Research Coverage

Friedman Billings Ramsey	KeyBanc Capital Markets	Morgan Stanley
Wilkes Graham / Matt Konrad	Jordan Sadler	David S. Cohen / Jacklyn Y. Wang
703.312.9737 / 703.312.9731	917.368.2280	212.761.8564 / 212.761.7079

Raymond James	RBC Capital Markets	Robert W. Baird & Co.
Paul D. Puryear / Ken Avalos	Sri Nagarajan / Mitchell Germain	David Loeb / Andy Wittmann
800.248.8863	212.428.2360 / 212.428.2364	414.765.7063 / 414.298.1898

Stifel, Nicolaus & Company, Inc.	Wachovia Securities
John Guinee / Michael Hudgins	Christopher Haley / Brendan Maiorana
410.454.5520	443.263.6773 / 443.263.6516

Company Information

Corporate Headquarters	Trading Symbol	Transfer Agent
17140 Bernardo Center Drive, Suite 222	BMR	The Bank of New York
San Diego, CA 92128		101 Barclay Street, 11E
858.485.9840	Stock Exchange Listing	New York, NY 10286
858.485.9843 (fax)	New York Stock Exchange	212.815.3782
Please visit our corporate website at:	www.biomedrealty.com

2007 Tentative Schedule for Quarterly Results

First Quarter	Early May 2007
Second Quarter	Early August 2007
Third Quarter	Early November 2007
Fourth Quarter	February 2008

BIOMED REALTY TRUST, INC.
FINANCIAL AND OPERATING HIGHLIGHTS
DECEMBER 31, 2006

(In thousands, except per share, ratio and portfolio amounts)

	As of or for the three months ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05
Selected Operating Data
Total revenues	$63,648	$64,510	$49,459	$43,793	$44,492
Straight line rent	3,870	3,721	2,383	1,741	1,564
Fair value lease revenue(1)	592	597	574	578	728
EBITDA(2)	42,345	43,295	31,501	25,861	24,951
General and administrative expense	4,923	4,609	4,206	4,347	4,277
Interest expense	10,288	13,346	9,253	7,784	7,581
Capitalized interest	(6,329)	(714)	(335)	(236)	(258)
Minority interests	(533)	(499)	(356)	(222)	(235)

Operating margins(3)	73.7%	73.9%	71.2%	68.5%	64.4%
Operating expense recoveries(3)	86.2%	87.4%	90.2%	91.5%	90.7%
Same property net operating income change(4)	1.7%	(0.5%)	2.1%	5.0%	11.3%

Net income	12,589	10,812	7,158	4,474	4,569
Net income per share — diluted	$0.19	$0.18	$0.14	$0.10	$0.10
FFO(5)	32,079	29,964	22,294	18,131	17,418

FFO per share — diluted(5)	$0.47	$0.47	$0.41	$0.37	$0.35

AFFO(6)	27,779	26,274	19,756	16,158	13,535

Selected Balance Sheet Data
Cash and cash equivalents	$25,664	$47,318	$23,093	$30,365	$20,312
Investments in real estate, net	2,457,538	1,894,489	1,589,788	1,131,917	1,129,371
Total assets	2,692,642	2,139,346	1,806,952	1,346,897	1,337,310
Total liabilities	1,458,610	901,663	781,033	601,030	586,162
Minority interests	19,319	19,596	19,907	20,367	20,673
Total stockholders’ equity	1,214,713	1,218,087	1,006,012	725,500	730,475

Capitalization
Total common shares outstanding	65,426	65,493	57,229	46,782	46,634
Total units outstanding	3,014	2,864	2,864	2,864	2,864

Total common shares and units outstanding	68,440	68,357	60,093	49,646	49,498
Share price at quarter end	$28.60	$30.34	$29.94	$29.64	$24.40

Equity value at quarter end(7)	1,957,384	2,073,951	1,799,184	1,471,507	1,207,751
Consolidated debt	1,343,356	814,407	705,202	527,077	513,233

Total market capitalization	3,300,740	2,888,358	2,504,386	1,998,584	1,720,984
Debt / total market capitalization	40.7%	28.2%	28.2%	26.4%	29.8%

Financial Ratios
Interest coverage(8)	4.1	3.2	3.4	3.3	3.3
Fixed charge coverage(8)	3.6	2.9	3.0	2.8	2.8
FFO payout	61.7%	61.7%	70.7%	78.4%	77.1%
AFFO payout	70.7%	70.7%	80.6%	87.9%	100.0%
Debt / total assets	49.9%	38.1%	39.0%	39.1%	38.4%

Portfolio Statistics
Properties owned at end of quarter	56	52	47	42	40
Total rentable square footage owned	7,855,130	7,668,077	5,861,411	4,766,608	4,755,315
Leased at end of quarter (excluding redev)	96.3%	97.4%	97.1%	96.4%	96.7%
Leased at end of quarter (including redev)	80.0%	92.4%	91.4%	89.2%	91.1%
Redevelopment at end of quarter	17.0%	5.1%	5.9%	7.5%	5.8%
Vacancy at end of quarter	3.0%	2.5%	2.7%	3.3%	3.1%

(1)	Represents the net adjustment for above and below market leases which are being amortized over the remaining term of the respective leases from the date of acquisition.

(2)	For a definition and discussion of EBITDA, see page 25. For a quantitative reconciliation of the differences between EBITDA and net income, see page 9.

(3)	See page 10 for detail.

(4)	See page 15 for detail.

(5)	For a definition and discussion of FFO, see page 25. For a quantitative reconciliation of the differences between FFO and net income, see page 8.

(6)	For a definition and discussion of AFFO, see page 25. For a quantitative reconciliation of the differences between AFFO and net income, see page 8.
For a quantitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 9.

(7)	Assuming conversion of 100% of the operating partnership and LTIP units into shares of common stock.

(8)	For a discussion of coverage ratios, see page 25. See page 11 for detail.

BIOMED REALTY TRUST, INC.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2006

(In thousands)

	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Assets
Investments in real estate, net	$2,457,538	$1,894,489	$1,589,788	$1,131,917	$1,129,371
Investment in unconsolidated partnership	2,436	2,445	2,454	2,476	2,483
Cash and cash equivalents	25,664	47,318	23,093	30,365	20,312
Restricted cash	6,426	6,100	5,249	5,844	5,487
Accounts receivable, net	5,985	4,616	2,981	5,625	9,873
Accrued straight-line rents, net	20,446	16,576	12,855	10,472	8,731
Acquired above market leases, net	7,551	8,018	8,625	8,925	8,817
Deferred leasing costs, net	129,322	127,141	126,549	130,593	136,640
Deferred loan costs, net	17,608	12,001	6,282	4,507	4,855
Prepaid expenses	3,627	5,981	2,362	2,840	2,164
Other assets	16,039	14,661	26,714	13,333	8,577

Total assets	$2,692,642	$2,139,346	$1,806,952	$1,346,897	$1,337,310

Liabilities and Stockholders’ Equity
Liabilities:
Mortgage notes payable, net	$403,836	$389,407	$244,402	$246,377	$246,233
Secured construction loan	286,355	—	—	—	—
Secured term loan	250,000	250,000	250,000	250,000	250,000
Exchangeable senior notes	175,000	175,000	—	—	—
Secured bridge loan	—	—	150,000	—	—
Unsecured line of credit	228,165	—	60,800	30,700	17,000
Security deposits	7,704	6,556	7,264	6,883	6,905
Dividends and distributions payable	19,847	19,823	17,427	14,397	13,365
Accounts payable, accrued expenses, and other liabilities	62,602	34,565	23,611	24,196	23,012
Acquired below market leases, net	25,101	26,312	27,529	28,477	29,647

Total liabilities	1,458,610	901,663	781,033	601,030	586,162

Minority interests	19,319	19,596	19,907	20,367	20,673
Stockholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	654	655	571	466	466
Additional paid-in capital	1,272,243	1,271,213	1,045,831	758,375	757,591
Accumulated other comprehensive income	8,417	6,435	11,646	9,256	5,922
Dividends in excess of earnings	(66,601)	(60,216)	(52,036)	(42,597)	(33,504)

Total stockholders’ equity	1,214,713	1,218,087	1,006,012	725,500	730,475

Total liabilities and stockholders’ equity	$2,692,642	$2,139,346	$1,806,952	$1,346,897	$1,337,310

BIOMED REALTY TRUST, INC.
CONSOLIDATED STATEMENTS OF INCOME
DECEMBER 31, 2006

(In thousands, except share data)

	Three Months Ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Revenues:
Rental	$49,241	$49,758	$36,556	$31,178	$29,756
Tenant recoveries	14,399	14,743	12,839	12,609	14,198
Other income	8	9	64	6	538

Total revenues	63,648	64,510	49,459	43,793	44,492

Expenses:
Rental operations	10,689	11,128	9,642	9,543	11,626
Real estate taxes	6,020	5,736	4,587	4,242	4,031
Depreciation and amortization	18,915	18,618	14,714	13,361	12,546
General and administrative	4,923	4,609	4,206	4,347	4,277

Total expenses	40,547	40,091	33,149	31,493	32,480

Income from operations	23,101	24,419	16,310	12,300	12,012

Equity in net income of unconsolidated partnership	21	20	22	20	28
Interest income	288	218	435	160	345
Interest expense	(10,288)	(13,346)	(9,253)	(7,784)	(7,581)

Income before minority interests	13,122	11,311	7,514	4,696	4,804
Minority interests in consolidated partnerships	22	15	46	54	48
Minority interests in operating partnership	(555)	(514)	(402)	(276)	(283)

Net income	$12,589	$10,812	$7,158	$4,474	$4,569

Basic earnings per share	$0.19	$0.18	$0.14	$0.10	$0.10

Diluted earnings per share	$0.19	$0.18	$0.14	$0.10	$0.10

Weighted-average common shares outstanding:
Basic	65,151,884	60,477,672	51,394,117	46,369,605	46,290,279

Diluted	68,218,566	63,646,647	54,534,393	49,518,010	49,482,818

BIOMED REALTY TRUST, INC.
FUNDS FROM OPERATIONS (1) AND
ADJUSTED FUNDS FROM OPERATIONS (2)
DECEMBER 31, 2006

(In thousands, except per share and ratio amounts)

	Three Months Ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05
Reconciliation of net income to funds from operations:
Net income	$12,589	$10,812	$7,158	$4,474	$4,569
Adjustments:
Minority interests in operating partnership	555	514	402	276	283
Depreciation and amortization(3)	18,935	18,638	14,734	13,381	12,566

Funds from operations (FFO)	$32,079	$29,964	$22,294	$18,131	$17,418

FFO per share — diluted	$0.47	$0.47	$0.41	$0.37	$0.35

Dividends and distributions declared per share	$0.29	$0.29	$0.29	$0.29	$0.27

FFO payout ratio(4)	61.7%	61.7%	70.7%	78.4%	77.1%

Reconciliation of funds from operations to adjusted funds from operations:
Funds from operations	$32,079	$29,964	$22,294	$18,131	$17,418
Adjustments:
Master lease receipts(5)	272	—	155	300	361
Second generation capital expenditures	(1,590)	(431)	(527)	(472)	(2,623)
Amortization of deferred loan costs	966	603	379	339	328
Amortization of fair value of debt acquired	(619)	(618)	(615)	(605)	(480)
Non-cash stock compensation	1,133	1,074	1,027	784	823
Straight line rents	(3,870)	(3,721)	(2,383)	(1,741)	(1,564)
Fair value lease revenue	(592)	(597)	(574)	(578)	(728)

Adjusted funds from operations (AFFO)	$27,779	$26,274	$19,756	$16,158	$13,535

Dividends and distributions declared	$0.29	$0.29	$0.29	$0.29	$0.27

AFFO payout ratio(6)	70.7%	70.7%	80.6%	87.9%	100.0%

(1)	For a definition and discussion of FFO, see page 25.

(2)	For a definition and discussion of AFFO, see page 25. For a quantitative reconciliation of the differences between AFFO and cash flow from operating activities, see page 9.

(3)	Includes the company’s share of depreciation and amortization from our unconsolidated partnership of $20.

(4)	Calculated as dividends and distributions declared per share divided by FFO per share — diluted.

(5)	Revenues earned and received per the terms of master lease agreements that for GAAP purposes are not included in rental revenues, but as a reduction to assets.

(6)	Calculated as dividends and distributions declared per share divided by AFFO per share — diluted.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF EARNINGS BEFORE
INTEREST, TAXES, DEPRECIATION AND AMORTIZATION(1)
AND ADJUSTED FUNDS FROM OPERATIONS(2)
DECEMBER 31, 2006

(In thousands)

	Three Months Ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Reconciliation of net income to earnings before interest, taxes, depreciation and amortization (EBITDA):
Net income	$12,589	$10,812	$7,158	$4,474	$4,569
Minority interests	533	499	356	222	235
Interest expense	10,288	13,346	9,253	7,784	7,581
Depreciation and amortization(3)	18,935	18,638	14,734	13,381	12,566

EBITDA	$42,345	$43,295	$31,501	$25,861	$24,951

Reconciliation of cash flows provided by operating activities to adjusted funds from operations (AFFO):
Cash flows from operating activities	$29,829	$26,959	$23,553	$21,194	$(10,417)
Changes in other assets and liabilities	(2,322)	(685)	(3,952)	(5,336)	23,591
Master lease receipts	272	—	155	300	361

AFFO	$27,779	$26,274	$19,756	$16,158	$13,535

(1)	For a definition and discussion of EBITDA, see page 25.

(2)	For a definition and discussion of AFFO, see page 25.

(3)	Includes the company’s share of depreciation and amortization from our unconsolidated partnership of $20.

BIOMED REALTY TRUST, INC.
RECONCILIATION OF NET OPERATING INCOME (1)
DECEMBER 31, 2006

(Dollars in thousands)

	Three Months Ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Net income	$12,589	$10,812	$7,158	$4,474	$4,569
Minority interests	533	499	356	222	235
Net income of unconsolidated partnership	(21)	(20)	(22)	(20)	(28)
Interest expense	10,288	13,346	9,253	7,784	7,581
Interest income	(288)	(218)	(435)	(160)	(345)

Income from operations	23,101	24,419	16,310	12,300	12,012
Depreciation and amortization	18,915	18,618	14,714	13,361	12,546
General and administrative	4,923	4,609	4,206	4,347	4,277

Consolidated net operating income	$46,939	$47,646	$35,230	$30,008	$28,835

Revenues:
Rental	$49,241	$49,758	$36,556	$31,178	$29,756
Tenant recoveries	14,399	14,743	12,839	12,609	14,198
Other income	8	9	64	6	538

Total revenues	63,648	64,510	49,459	43,793	44,492

Expenses:
Rental operations	10,689	11,128	9,642	9,543	11,626
Real estate taxes	6,020	5,736	4,587	4,242	4,031

Total operating expenses	16,709	16,864	14,229	13,785	15,657

Consolidated net operating income	$46,939	$47,646	$35,230	$30,008	$28,835

Operating margin(2)	73.7%	73.9%	71.2%	68.5%	64.4%

Operating expense recovery(3)	86.2%	87.4%	90.2%	91.5%	90.7%

(1)	For a definition and discussion of net operating income, see page 25.

(2)	Operating margin is calculated as ((rental revenue + tenant recovery revenue — rental operations — real estate taxes) / (rental revenue + tenant recovery revenue)).

(3)	Operating expense recovery is calculated as (tenant recovery revenue / (rental operations + real estate taxes)).

BIOMED REALTY TRUST, INC.
COVERAGE RATIOS (1)
DECEMBER 31, 2006

(In thousands, except ratios)

	Three Months Ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Interest coverage ratio:
EBITDA	$42,345	$43,295	$31,501	$25,861	$24,951
Interest expense:
Interest expense	10,288	13,346	9,253	7,784	7,581
Interest expense-unconsolidated partnership	50	50	50	49	50

Total interest expense	10,338	13,396	9,303	7,833	7,631

Interest coverage ratio	4.1	3.2	3.4	3.3	3.3

Fixed charge coverage ratio:
EBITDA	$42,345	$43,295	$31,501	$25,861	$24,951
Fixed charges:
Interest expense	10,288	13,346	9,253	7,784	7,581
Interest expense-unconsolidated partnership	50	50	50	49	50
Principal payments	1,411	1,378	1,359	1,253	1,291
Principal payments-unconsolidated partnership	6	6	6	7	6

Total fixed charges	11,755	14,780	10,668	9,093	8,928

Fixed charge coverage ratio	3.6	2.9	3.0	2.8	2.8

(1)	For a discussion of coverage ratios, see page 25.

BIOMED REALTY TRUST, INC.
DEBT SUMMARY
DECEMBER 31, 2006

(Dollars in thousands)

Weighted average maturity is 6.5 years.
	Stated	Effective	Principal	Unamortized	Carrying	Maturity
Consolidated debt:	Rate	Rate(1)	Balance	Premium(2)	Value	Date
Mortgage notes payable
Ardentech Court	7.25%	5.06%	$4,658	$465	$5,123	07/12
Bayshore Boulevard	4.55%	4.55%	15,730	—	15,730	01/10
Bridgeview Technology Park I	8.07%	5.04%	11,625	1,299	12,924	01/11
Eisenhower Road	5.80%	4.63%	2,164	34	2,198	05/08
Elliott Avenue	7.38%	4.63%	16,020	367	16,387	11/07
40 Erie Street	7.34%	4.90%	18,676	664	19,340	08/08
Kendall Square D	6.38%	5.45%	70,963	4,909	75,872	12/18
Lucent Drive(3)	5.50%	5.50%	5,733	—	5,733	01/15
Monte Villa Parkway	4.55%	4.55%	9,576	—	9,576	01/10
Nancy Ridge Drive	7.15%	5.38%	6,872	612	7,484	09/12
Road to the Cure	6.70%	5.78%	15,657	801	16,458	01/14
Science Center Drive	7.65%	5.04%	11,444	1,212	12,656	07/11
Shady Grove Road	5.97%	5.97%	147,000	—	147,000	09/16
Sidney Street	7.23%	5.11%	30,732	2,903	33,635	06/12
Towne Centre Drive	4.55%	4.55%	21,872	—	21,872	01/10
900 Uniqema Boulevard	8.61%	5.61%	1,648	200	1,848	05/15

Total / weighted average on fixed rate mortgages	6.28%	5.43%	$390,370	$13,466	$403,836

Fixed rate debt
$175 million unsecured exchangeable notes(4)	4.50%	4.50%	175,000	—	175,000	10/26

Total / weighted average fixed rate debt	5.73%	5.14%	$565,370	$13,466	$578,836

Variable rate debt(5)
$250 million secured term loan(6)	6.41%	6.41%	250,000	—	250,000	05/10
$500 million unsecured line of credit(7)	6.55%	6.55%	228,165	—	228,165	06/09
$550 million secured construction loan(8)	6.58%	6.58%	286,355	—	286,355	11/09

Total / weighted average consolidated debt	6.18%	5.93%	$1,329,890	$13,466	$1,343,356

Pro rata share of unconsolidated partnership debt
McKellar Court(21%)	8.56%	4.63%	2,230	—	2,230	01/10

Total / weighted average	8.56%	4.63%	$2,230	$—	$2,230

Total / weighted average consolidated and pro rata share of unconsolidated partnership debt	6.18%	5.93%	$1,332,120	$13,466	$1,345,586

(1)	Represents the company's incremental borrowing rate on the date of acquisition of the property.

(2)	Represents the unamortized premium to record the debt at its fair value based on the company's incremental borrowing rate on the date of acquisition.

(3)	The interest rate adjusts each fifth anniversary of the loan. The next adjustment date is January 2010. The interest rate adjustment is the five-year US Treasury plus 250 basis points.

(4)	Holders of the notes may require repurchase on each of October 1, 2011, October 1, 2016, and October 1, 2021 or upon the occurrence of certain events for cash at a repurchase price equal to 100% of the principal amount plus accrued and unpaid interest. The notes are redeemable by the company at any time to preserve its REIT status or at any time on or after October 6, 2011 for cash in whole or in part, at 100% of the principal amount plus accrued and unpaid interest. In addition, the notes are exchangeable into cash or a combination of cash and shares of common stock at an initial exchange rate of 26.4634 shares per $1,000 principal amount on or after September 1, 2026, or upon the occurrence of certain events.

(5)	Require monthly interest payments.
(6)	Interest on the $250 million secured term loan is LIBOR-indexed variable. We have entered into an interest rate swap agreement to fix the interest rate on the entire $250 million outstanding on this secured term loan at 6.41% through the maturity date.

(7)	Interest on the $500 million unsecured line of credit is a LIBOR-indexed variable plus credit spread, which ranges from 110 to 160 basis points depending on our leverage.

(8)	Interest on the $550 million secured construction loan is a LIBOR-indexed variable plus credit spread, which averages 122.5 basis points.

BIOMED REALTY TRUST, INC.
DEBT MATURITIES AND PRINCIPAL PAYMENTS
DECEMBER 31, 2006

(In thousands)

	Schedule of Maturities
Property	2007	2008	2009	2010	2011	Thereafter	Total

Ardentech Court	$94	$101	$109	$118	$126	$4,110	$4,658
Bayshore Boulevard	394	413	432	14,491	—	—	15,730
Bridgeview Technology Park I	118	124	137	149	11,097	—	11,625
Eisenhower Road	50	2,114	—	—	—	—	2,164
Elliott Avenue	16,020	—	—	—	—	—	16,020
40 Erie Street	1,051	17,625	—	—	—	—	18,676
Kendall Square D	1,525	1,627	1,733	1,847	1,969	62,262	70,963
Lucent Drive	191	201	213	215	223	4,690	5,733
Monte Villa Parkway	240	251	263	8,822	—	—	9,576
Nancy Ridge Drive	86	91	100	107	115	6,373	6,872
Road to the Cure	212	226	242	259	277	14,441	15,657
Science Center Drive	143	152	167	182	10,800	—	11,444
Shady Grove Road	—	—	—	—	419	146,581	147,000
Sidney Street	746	802	862	926	996	26,400	30,732
Towne Centre Drive	548	574	601	20,149	—	—	21,872
900 Uniqema Boulevard	139	152	166	180	197	814	1,648

Total fixed rate mortgages	21,557	24,453	5,025	47,445	26,219	265,671	390,370
$175 million unsecured exchangeable notes	—	—	—	—	—	175,000	175,000

Total fixed rate debt	21,557	24,453	5,025	47,445	26,219	440,671	565,370
$250 million secured term loan	—	—	—	250,000	—	—	250,000
$500 million unsecured line of credit	—	—	228,165	—	—	—	228,165
$550 million secured construction loan	—	—	286,355	—	—	—	286,355

Total consolidated debt	21,557	24,453	519,545	297,445	26,219	440,671	1,329,890
McKellar Court (21%)	27	29	32	2,142	—	—	2,230

Total consolidated and pro rata share of unconsolidated partnership debt	$21,584	$24,482	$519,577	$299,587	$26,219	$440,671	$1,332,120

BIOMED REALTY TRUST, INC.
COMMON STOCK DATA
DECEMBER 31, 2006

(Shares in thousands)
SUMMARY OF COMMON SHARES

	Three Months Ended		Year Ended
	12/31/06	9/30/06	12/31/06	12/31/05
Weighted average shares outstanding	65,152	60,478	55,928	38,913
Weighted average units outstanding	2,864	2,864	2,864	2,870
Dilutive effect of restricted stock	203	169	132	215
Dilutive effect of stock warrant(1)	—	136	94	93

Diluted shares — EPS and FFO	68,219	63,647	59,018	42,091

COMMON STOCK DATA

	12/31/06	9/30/06	6/30/06	3/31/06
Shares outstanding	65,152	65,152	56,890	46,444
Units outstanding	2,864	2,864	2,864	2,864
Unvested restricted shares outstanding	274	341	339	338
LTIP units outstanding	150	—	—	—
Stock warrant outstanding	—	—	270	270

Total common shares outstanding	68,440	68,357	60,363	49,916

	Three Months Ended
	12/31/06	9/30/06	6/30/06	3/31/06
High Price	$32.41	$31.99	$29.94	$29.86
Low Price	$27.71	$28.28	$25.95	$23.75
Average Closing Price	$30.19	$30.30	$28.12	$27.22
Closing Price	$28.60	$30.34	$29.94	$29.64
Dividends per share — Annualized	$1.16	$1.16	$1.16	$1.16
Closing Dividend Yield — Annualized	4.1%	3.8%	3.9%	3.9%
DIVIDENDS PER COMMON SHARE

2006
First quarter	$0.29
Second quarter	$0.29
Third quarter	$0.29
Fourth quarter	$0.29
2005		Trading Symbol
First quarter	$0.27	BMR
Second quarter	$0.27
Third quarter	$0.27	Stock Exchange Listing
Fourth quarter	$0.27	New York Stock Exchange
2004		Transfer Agent
Third quarter	$0.1497	The Bank of New York
Fourth quarter	$0.2700	101 Barclay Street, 11E
Latest Dividend		New York, NY 10286
Amount	$0.29	212.815.3782
Declared	December 13, 2006
Record	December 29, 2006
Paid	January 16, 2007

(1)	The stock warrant was exercised during the third quarter of 2006, resulting in the issuance of 270,000 shares of common stock on September 22, 2006.

BIOMED REALTY TRUST, INC.
SAME PROPERTY ANALYSIS
DECEMBER 31, 2006

(Dollars in thousands)

	Three Months Ended(1)
	12/31/06	12/31/05	% Change
Total Same Property Portfolio
Number of properties	37	37
Rentable square feet	4,438,020	4,438,020
Percent of total portfolio	56.5%	93.3%
Leased %(2)	90.8%	90.5%
Redevelopment %	5.5%	6.2%
Vacant %	3.7%	3.4%
Revenues:
Rental	$30,342	$29,915	1.4%
Tenant recoveries	11,919	14,095	(15.4%)

Total revenues	42,261	44,010	(4.0%)

Expenses:
Rental operations	9,323	11,766	(20.8%)
Real estate taxes	4,253	4,037	5.4%

Total expenses	13,576	15,803	(14.1%)

Net operating income(3)	$28,685	$28,207	1.7%

Same property net operating income(3)	$28,685	$28,207	1.7%
Less straight line rents, fair value and incentive revenue	(2,312)	(2,355)	(1.8%)

Same property net operating income — cash basis(3)(4)	$26,373	$25,852	2.0%

Rental revenue — cash basis(4)	$28,030	$27,560	1.7%

Same property net operating income(3)	$28,685	$28,207	1.7%
Plus other income	8	536	(98.5%)

Same property net operating income — including non-recurring items	$28,693	$28,743	(0.2%)

(1)	Properties included in same property quarterly analysis are Albany Street, Ardentech Court, Balboa Avenue, Bayshore Boulevard, Beckley Street, Bernardo Center Drive, Bridgeview Technology Park I, Bridgeview Technology Park II, Coolidge Avenue, Dumbarton Circle, Eisenhower Road, Elliott Avenue, 21 Erie Street, 40 Erie Street, 47 Erie Parking Structure, Faraday Avenue, Fresh Pond Research Park, Graphics Drive, Industrial Road, Kaiser Drive, Kendall Square A, Kendall Square D, King of Prussia, Landmark at Eastview, Lucent Drive, McKellar Court (an unconsolidated partnership of which we own 21%), Monte Villa Parkway, Nancy Ridge Drive, Phoenixville Pike, San Diego Science Center, Science Center Drive, Sidney Street, Towne Centre Drive, Tributary Street, 1000 Uniqema Boulevard, Vassar Street and Waples Street.

(2)	Includes redevelopment square feet.

(3)	For a definition and discussion of net operating income, see page 25. For a quantitative reconciliation of net operating income to net income in accordance with GAAP, see page 10.

(4)	Represents increase in rents on a “cash on cash” basis.

BIOMED REALTY TRUST, INC.
PORTFOLIO SUMMARY AND LEASE EXPIRATIONS
DECEMBER 31, 2006

PORTFOLIO SUMMARY

Weighted average remaining lease term is 7.7 years.
						Annualized			Annualized
			Percent of		Percent of	Base Rent		Percent of	Base Rent
		Rentable	Total	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
		Square	Rentable	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Market	Properties	Feet	Sq Ft	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
				(in thousands)				(in thousands)
Boston (2)	12	1,297,786	16.7%	$49,304	26.7%	$38.44	$53,832	24.3%	$41.97
San Francisco	10	2,460,417	31.2%	25,180	13.6%	19.92	30,907	13.9%	24.45
San Diego (3)	12	755,034	9.5%	20,008	10.9%	31.82	22,453	10.2%	35.71
New York / New Jersey	3	873,369	11.1%	14,838	8.1%	19.94	16,230	7.4%	21.81
Pennsylvania	7	778,251	9.9%	14,846	8.1%	21.20	15,139	6.9%	21.62
Seattle	4	253,329	3.2%	8,485	4.6%	37.93	9,428	4.3%	42.15
Maryland	4	1,093,787	14.0%	42,285	23.0%	38.66	61,515	27.9%	56.24
University Related — Other	4	343,157	4.4%	9,116	5.0%	26.56	11,200	5.1%	32.64

Total / weighted average	56	7,855,130	100.0%	$184,062	100.0%	$29.31	$220,703	100.0%	$35.14

LEASE EXPIRATIONS

		Percent of
		Total			Annualized			Annualized
	Rentable	Rentable		Percent of	Base Rent		Percent of	Base Rent
	Square Feet	Sq Ft	Annualized	Annualized	per Leased	Annualized	Annualized	per Leased
	of Expiring	of Expiring	Base Rent	Base Rent	Sq Ft	Base Rent	Base Rent	Sq Ft
Year of Lease Expiration	Leases	Leases	Current (1)	Current	Current	at Expiration	at Expiration	at Expiration
			(in thousands)			(in thousands)
2007 (4)	576,046	9.2%	$14,664	8.0%	$25.46	$14,767	6.7%	$25.64
2008	712,733	11.3%	12,774	6.9%	17.92	12,981	5.9%	18.21
2009	622,199	9.9%	13,080	7.1%	21.02	13,846	6.3%	22.25
2010	777,056	12.4%	19,723	10.7%	25.38	19,579	8.9%	25.20
2011	216,657	3.4%	7,205	3.9%	33.26	8,289	3.8%	38.26
2012	238,435	3.8%	6,391	3.5%	26.81	7,361	3.3%	30.87
2013	228,336	3.6%	3,626	2.0%	15.88	5,444	2.5%	23.84
2014	238,252	3.8%	7,125	3.9%	29.91	8,350	3.8%	35.05
2015	148,666	2.4%	3,760	2.0%	25.29	4,159	1.9%	27.98
2016	393,954	6.3%	12,765	6.9%	32.40	15,423	7.0%	39.15
Thereafter	2,128,314	33.9%	82,949	45.1%	38.97	110,503	49.9%	51.92

Total / weighted average	6,280,648	100.0%	$184,062	100.0%	$29.31	$220,703	100.0%	$35.14

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of December 31, 2006, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	Excludes parking revenue of $1,063,000 for 47 Erie Street Parking Structure.

(3)	Includes 72,863 square feet of McKellar Court, an unconsolidated partnership, of which we own 21%.

(4)	Includes current month to month leases.

BIOMED REALTY TRUST, INC.
OCCUPANCY SUMMARY
DECEMBER 31, 2006

	Rentable Square Feet
Market	Leased	Redevelopment	Vacant	Total
Boston	1,282,650	—	15,136	1,297,786
San Francisco	1,263,921	1,144,151	52,345	2,460,417
San Diego	628,819	—	126,215	755,034
New York / New Jersey	744,300	89,689	39,380	873,369
Pennsylvania	700,326	70,813	7,112	778,251
Seattle	223,688	29,641	—	253,329
Maryland	1,093,787	—	—	1,093,787
University Related — Other	343,157	—	—	343,157

Total	6,280,648	1,334,294	240,188	7,855,130

	Leased (excluding redevelopment)
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05
Boston	98.8%	97.1%	97.0%	97.2%	97.1%
San Francisco	96.0%	97.8%	97.2%	96.7%	96.9%
San Diego	83.3%	89.8%	92.3%	91.7%	91.5%
New York / New Jersey	95.0%	95.0%	92.9%	93.2%	94.8%
Pennsylvania	99.0%	99.0%	100.0%	100.0%	92.4%
Seattle	100.0%	100.0%	100.0%	100.0%	100.0%
Maryland	100.0%	100.0%	100.0%	100.0%	100.0%
University Related — Other	100.0%	100.0%	100.0%	100.0%	100.0%

Total	96.3%	97.4%	97.1%	96.4%	96.7%

	Leased (including redevelopment)
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05
Boston	98.8%	97.1%	97.0%	97.2%	97.1%
San Francisco	51.4%	92.5%	82.8%	75.1%	80.7%
San Diego	83.3%	76.8%	88.7%	88.1%	87.9%
New York / New Jersey	85.2%	85.2%	83.4%	88.7%	90.1%
Pennsylvania	90.0%	89.0%	88.5%	88.5%	92.4%
Seattle	88.3%	100.0%	100.0%	100.0%	100.0%
Maryland	100.0%	100.0%	100.0%	100.0%	100.0%
University Related — Other	100.0%	100.0%	100.0%	100.0%	100.0%

Total	80.0%	92.4%	91.4%	89.2%	91.1%

	Redevelopment
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05
Boston	—	—	—	—	—
San Francisco	46.5%	5.4%	14.8%	22.4%	16.7%
San Diego	—	14.5%	3.9%	3.9%	3.9%
New York / New Jersey	10.3%	10.3%	10.3%	4.9%	4.9%
Pennsylvania	9.1%	10.1%	11.5%	11.5%	7.6%
Seattle	11.7%	—	—	—	—
Maryland	—	—	—	—	—
University Related — Other	—	—	—	—	—

Total	17.0%	5.1%	5.9%	7.5%	5.8%

	Vacancy
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05
Boston	1.2%	2.9%	3.0%	2.8%	2.9%
San Francisco	2.1%	2.1%	2.4%	2.6%	2.6%
San Diego	16.7%	8.7%	7.4%	8.0%	8.2%
New York / New Jersey	4.5%	4.5%	6.4%	6.4%	5.0%
Pennsylvania	0.9%	0.9%	—	—	—
Seattle	—	—	—	—	—
Maryland	—	—	—	—	—
University Related — Other	—	—	—	—	—

Total	3.0%	2.5%	2.7%	3.3%	3.1%

BIOMED REALTY TRUST, INC.
PROPERTY LISTING
DECEMBER 31, 2006

				Rentable	Percent of
				Square	Rentable	Percent Leased (1)
	Property	Acquisition Date	Buildings	Feet	Sq Ft	12/31/06	9/30/06	6/30/06	3/31/06
	Boston
1	Albany Street	May 31, 2005	2	75,003	1.0%	100.0%	100.0%	100.0%	100.0%
2	Center for Life Science|Boston	November 17, 2006	—	—	—	n/a	n/a	n/a	n/a
3	Charles Street	April 7, 2006	1	47,912	0.6%	100.0%	100.0%	93.6%	n/a
4	Coolidge Avenue	April 5, 2005	1	37,400	0.5%	100.0%	100.0%	100.0%	100.0%
5	21 Erie Street	May 31, 2005	1	49,247	0.6%	100.0%	56.9%	56.9%	56.9%
6	40 Erie Street	May 31, 2005	1	100,854	1.3%	100.0%	100.0%	100.0%	100.0%
7	Fresh Pond Research Park	April 5, 2005	6	90,702	1.2%	100.0%	100.0%	100.0%	100.0%
8	Kendall Square A	May 31, 2005	1	302,919	4.0%	96.7%	96.7%	97.1%	97.1%
9	Kendall Square D	May 31, 2005	1	349,325	4.4%	98.5%	98.2%	98.3%	98.5%
10	Sidney Street	May 31, 2005	1	191,904	2.4%	100.0%	100.0%	100.0%	100.0%
11	Vassar Street	May 31, 2005	1	52,520	0.7%	100.0%	100.0%	100.0%	100.0%
12	47 Erie Street Parking Structure	May 31, 2005	1	447 Stalls	—	100.0%	100.0%	100.0%	100.0%

	Total Boston		17	1,297,786	16.7%	98.8%	97.1%	97.0%	97.2%

	San Francisco
13	Ardentech Court	November 18, 2004	1	55,588	0.7%	100.0%	100.0%	100.0%	100.0%
14	Ardenwood Venture (2)	June 14, 2006	1	72,500	0.9%	100.0%	100.0%	100.0%	n/a
15	Bayshore Boulevard	August 17, 2004	1	183,344	2.3%	100.0%	100.0%	100.0%	66.5%
16	Bridgeview Technology Park I	September 10, 2004	2	212,673	2.7%	64.1%	64.1%	67.8%	67.8%
17	Bridgeview Technology Park II	March 16, 2005	1	50,400	0.6%	100.0%	100.0%	100.0%	100.0%
18	Dumbarton Circle	May 27, 2005	3	44,000	0.6%	100.0%	100.0%	100.0%	100.0%
19	Eccles Avenue	December 1, 2005	1	152,145	1.9%	100.0%	100.0%	100.0%	100.0%
20	Industrial Road	August 17, 2004	1	169,490	2.2%	88.1%	88.1%	88.1%	88.1%
21	Kaiser Drive	August 25, 2005	1	87,953	1.1%	—	—	—	—
22	Pacific Research Center	July 11, 2006	10	1,432,324	18.2%	29.3%	100.0%	n/a	n/a

	Total San Francisco		22	2,460,417	31.2%	51.4%	92.5%	82.8%	75.1%

	San Diego
23	Balboa Avenue	August 13, 2004	1	35,344	0.4%	100.0%	100.0%	100.0%	100.0%
24	Bernardo Center Drive	August 13, 2004	1	61,286	0.8%	100.0%	100.0%	100.0%	100.0%
25	Faraday Avenue	September 19, 2005	1	28,704	0.4%	100.0%	100.0%	100.0%	100.0%
26	John Hopkins Court	August 16, 2006	1	69,946	0.9%	—	—	n/a	n/a
27	McKellar Court (3)	September 30, 2004	1	72,863	0.9%	100.0%	100.0%	100.0%	100.0%
28	Nancy Ridge Drive	April 21, 2005	1	42,138	0.5%	100.0%	100.0%	58.0%	67.4%
29	Road to the Cure	December 14, 2006	1	64,800	0.8%	100.0%	n/a	n/a	n/a
30	San Diego Science Center	October 21, 2004	1	105,364	1.3%	46.6%	47.4%	77.0%	70.1%
31	Science Center Drive	September 24, 2004	1	53,740	0.7%	100.0%	100.0%	100.0%	100.0%
32	Sorrento Valley Boulevard	December 7, 2006	1	54,924	0.7%	100.0%	n/a	n/a	n/a
33	Towne Centre Drive	August 12, 2004	3	115,870	1.5%	100.0%	100.0%	100.0%	100.0%
34	Waples Street (4)	March 1, 2005	1	50,055	0.6%	100.0%	56.1%	56.1%	56.1%

	Total San Diego		14	755,034	9.5%	83.3%	76.8%	88.7%	88.1%

	New York / New Jersey
35	Graphics Drive	March 17, 2005	1	72,300	0.9%	44.3%	44.3%	44.3%	44.3%
36	Landmark at Eastview	August 12, 2004	8	751,648	9.6%	94.8%	94.8%	92.6%	92.9%
37	One Research Way	May 31, 2006	1	49,421	0.6%	—	—	—	n/a

	Total New York / New Jersey		10	873,369	11.1%	85.2%	85.2%	83.4%	88.7%

	Pennsylvania
38	Eisenhower Road	August 13, 2004	1	27,750	0.4%	—	—	—	—
39	George Patterson Boulevard	October 28, 2005	1	71,500	0.9%	100.0%	100.0%	100.0%	100.0%
40	King of Prussia (5)	August 11, 2004	5	427,109	5.4%	100.0%	100.0%	100.0%	100.0%
41	Phoenixville Pike	April 5, 2005	1	104,400	1.3%	58.8%	51.6%	49.6%	49.6%
42	Spring Mill Drive	July 20, 2006	1	76,378	1.0%	90.7%	90.7%	n/a	n/a
43	900 Uniqema Boulevard	January 13, 2006	1	11,293	0.1%	100.0%	100.0%	100.0%	100.0%
44	1000 Uniqema Boulevard	September 30, 2005	1	59,821	0.8%	100.0%	100.0%	100.0%	100.0%

	Total Pennsylvania		11	778,251	9.9%	90.0%	89.0%	88.5%	88.5%

BIOMED REALTY TRUST, INC.
PROPERTY LISTING
DECEMBER 31, 2006

				Rentable	Percent of
				Square	Rentable	Percent Leased (1)
	Property	Acquisition Date	Buildings	Feet	Sq Ft	12/31/06	9/30/06	6/30/06	3/31/06
	Seattle
45	Elliott Avenue	August 24, 2004	1	134,989	1.7%	100.0%	100.0%	100.0%	100.0%
46	Fairview Avenue (6)	January 12, 2006	—	—	—	n/a	n/a	n/a	n/a
47	Monte Villa Parkway	August 17, 2004	1	51,000	0.6%	100.0%	100.0%	100.0%	100.0%
48	217th Place	November 21, 2006	1	67,340	0.9%	56.0%	n/a	n/a	n/a

	Total Seattle		3	253,329	3.2%	88.3%	100.0%	100.0%	100.0%

	Maryland
49	Beckley Street	December 17, 2004	1	77,225	1.0%	100.0%	100.0%	100.0%	100.0%
50	Belward Campus Drive	May 24, 2006	1	289,912	3.7%	100.0%	100.0%	100.0%	n/a
51	Shady Grove Road	May 24, 2006	4	635,058	8.1%	100.0%	100.0%	100.0%	n/a
52	Tributary Street	December 17, 2004	1	91,592	1.2%	100.0%	100.0%	100.0%	100.0%

	Total Maryland		7	1,093,787	14.0%	100.0%	100.0%	100.0%	100.0%

	University Related — Other
53	Colorow Drive	December 22, 2005	1	93,650	1.2%	100.0%	100.0%	100.0%	100.0%
54	Lucent Drive	May 31, 2005	1	21,500	0.3%	100.0%	100.0%	100.0%	100.0%
55	Trade Centre Avenue	August 9, 2006	2	78,023	1.0%	100.0%	100.0%	n/a	n/a
56	Walnut Street	July 7, 2006	4	149,984	1.9%	100.0%	100.0%	n/a	n/a

	Total University Related — Other		8	343,157	4.4%	100.0%	100.0%	100.0%	100.0%

	Total / weighted average		92	7,855,130	100.0%	80.0%	92.4%	91.4%	89.2%

(1)	Includes redevelopment square feet.

(2)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

(3)	We own a general partnership interest in the limited partnership that owns the McKellar Court property, which entitles us to 75% of the gains upon a sale of the property and 21% of the operating cash flows. This property is an unconsolidated partnership.

(4)	We own 70% of the limited liability company that owns the Waples Street property.

(5)	We own an 88.5% limited partnership interest and a 0.5% general partnership interest in the limited partnership that owns the King of Prussia property.

(6)	We own 70% of the limited liability company that owns the Fairview Avenue development site.

BIOMED REALTY TRUST, INC.
10 LARGEST TENANTS (1)
DECEMBER 31, 2006

As of December 31, 2006, our properties were leased to 107 tenants.

					Annualized	Percent of
			Percent of		Base Rent	Annualized
		Leased	Leased Sq Ft	Annualized	per Leased	Base Rent	Lease
		Square	Total	Base Rent	Sq Ft	Current	Expiration
	Tenant	Feet	Portfolio	Current (1)	Current	Total Portfolio	Date(s)
				(In thousands)
1	Human Genome Sciences, Inc.	924,970	11.8%	$39,500	$42.70	21.5%	May 2026
2	Vertex Pharmaceuticals	604,702	7.7%	23,765	39.30	12.9%	April 2018(2)
3	Genzyme Corporation	343,000	4.4%	15,440	45.01	8.4%	July 2018
4	Centocor, Inc. (Johnson & Johnson)	331,398	4.2%	8,047	24.28	4.4%	March 2010
5	Array BioPharma Inc.	228,007	2.9%	6,668	29.24	3.6%	August 2016(3)
6	Sun Microsystems, Inc.	420,253	5.4%	5,446	12.96	3.0%	January 2008
7	Regeneron Pharmaceuticals, Inc.	227,932	2.9%	4,206	18.45	2.3%	Multiple(4)
8	Illumina, Inc.	115,870	1.5%	4,057	35.01	2.2%	August 2014
9	Nektar Therapeutics	79,917	1.0%	3,888	48.65	2.1%	October 2016
10	InterMune, Inc.	71,308	0.9%	3,750	52.59	2.0%	April 2011

	Total / weighted average(5)	3,347,357	42.7%	$114,767	$34.29	62.4%

(1)	Based on current annualized base rent. Current annualized base rent is the monthly contractual rent as of December 31, 2006, or if rent has not yet commenced, the first monthly rent payment due, multiplied by 12 months.

(2)	41,532 square feet expires March 2009, 191,904 square feet expires August 2010, 59,322 square feet expires December 2010, 290,716 square feet expires April 2018, and 21,228 square feet expires May 2012.

(3)	149,984 square feet expires July 2016 and 78,023 square feet expires August 2016.

(4)	200,911 square feet expires March 2009, which will be replaced with a 15-year 194,000 square foot lease at the new buildings to be constructed at the Landmark at Eastview property, and 27,021 square feet expires in March 2024.

(5)	Without regard to any early lease terminations and/or renewal options.

BIOMED REALTY TRUST, INC.
REDEVELOPMENT AND DEVELOPMENT
DECEMBER 31, 2006

(Dollars in thousands)
REDEVELOPMENT

		Square Feet
		Available For
Property	Market	Redevelopment(1)(2)
Bridgeview Technology Park I	San Francisco	44,100
Eisenhower Road	Pennsylvania	27,800
Graphics Drive	New York / New Jersey	40,300
Kaiser Drive	San Francisco	88,000
One Research Way	New York / New Jersey	49,400
Pacific Research Center	San Francisco	1,012,100
Phoenixville Pike	Pennsylvania	43,100
217th Place	Seattle	29,600

Total		1,334,400

LAND DEVELOPMENT PARCELS

		Developable
Property	Market	Square Feet (2)
Eccles Avenue	San Francisco	108,000
Fresh Pond Research Park	Boston	50,000
Pacific Research Center	San Francisco	400,000
Shady Grove Road	Maryland	500,000
Towne Centre Drive	San Diego	84,000

Total		1,142,000

DEVELOPMENT IN PROGRESS

				Estimated
		Estimated	Investment	Total	Percent
Property	Market	Square Feet(2)	to Date	Investment(2)	Leased
Center for Life Science|Boston	Boston	703,000	$510,000	$730,000	80.1%
Fairview Avenue	Seattle	94,000	5,000	50,000	—
Landmark at Eastview	New York / New Jersey	360,000	8,000	145,000	53.8%

Total		1,157,000	$523,000	$925,000

(1)	For our properties available for redevelopment, only the square footage allocated to redevelopment is reflected in the portfolio statistics.
These properties or portions of properties may or may not be currently undergoing redevelopment activities.

(2)	Management’s estimates.

BIOMED REALTY TRUST, INC.
ACQUISITIONS
DECEMBER 31, 2006

		Rentable
	# of	Square
Acquisitions since August 11, 2004:	Properties	Feet (1)	Investment
			(In thousands)
Third Quarter 2004 (2)	13	2,297,106	$467,784
Fourth Quarter 2004	4	329,769	65,650

Total acquisitions during 2004	17	2,626,875	533,434

First Quarter 2005	3	165,736	29,330
Second Quarter 2005	14	1,461,912	592,529
Third Quarter 2005	3	176,478	33,500
Fourth Quarter 2005	3	317,295	59,800

Total acquisitions during 2005	23	2,121,421	715,159

First Quarter 2006	2	11,293	7,819
Second Quarter 2006	5	1,094,803	462,953
Third Quarter 2006	5	1,806,666	312,300
Fourth Quarter 2006	4	187,064	526,528

Total acquisitions during 2006	16	3,099,826	1,309,600

Total acquisitions since August 14, 2004	56	7,848,122	$2,558,193

2006 Acquisitions:

			Rentable		Percent
			Square		Leased at
Property	Market	Closing Date	Feet	Investment	Acquisition
				(In thousands)
First Quarter 2006
Fairview Avenue	Seattle	January 12, 2006	—	$2,703	—	(3)
900 Uniqema Boulevard	Pennsylvania	January 13, 2006	11,293	5,116	100.0%

First Quarter Total			11,293	$7,819	100.0%

Second Quarter 2006
Charles Street	Boston	April 7, 2006	47,912	$13,225	93.6%
Belward Campus Drive	Maryland	May 24, 2006	289,912	200,966	100.0%
Shady Grove Road	Maryland	May 24, 2006	635,058	226,080	100.0%
One Research Way	New York / New Jersey	May 31, 2006	49,421	8,484	—	(4)
Ardenwood Venture (5)	San Francisco	June 14, 2006	72,500	14,198	100.0%

Second Quarter Total			1,094,803	$462,953	95.2%

Third Quarter 2006
Walnut Street	University Related - Other	July 7, 2006	149,984	$45,000	100.0%
Pacific Research Center	San Francisco	July 11, 2006	1,432,324	214,000	100.0%
Spring Mill Drive	Pennsylvania	July 20, 2006	76,389	9,400	90.7%
Trade Centre Avenue	University Related - Other	August 9, 2006	78,023	20,800	100.0%
John Hopkins Court	San Diego	August 16, 2006	69,946	23,100	—

Third Quarter Total			1,806,666	$312,300	95.7%

Fourth Quarter 2006
Center for Life Science|Boston	Boston	November 17, 2006	—	$472,700	—	(6)
217th Place	Seattle	November 21, 2006	67,340	10,500	56.0	%(4)
Sorrento Valley Boulevard	San Diego	December 7, 2006	54,924	20,000	100.0%
Road to the Cure	San Diego	December 14, 2006	64,800	23,328	100.0%

Fourth Quarter Total			187,064	$526,528	84.2%

(1)	Rentable square feet at the time of acquisition.

(2)	We commenced operations on August 11, 2004, the date of our initial public offering.

(3)	On January 12, 2006, we completed the acquisition of the land at 530 Fairview Avenue in Seattle, Washington through our partnership with an affiliate of EDG Commercial Real Estate. We entered into the partnership to develop a five-story, 94,000 square-foot laboratory facility.

(4)	The entire property was undergoing redevelopment from the date of acquisition.

(5)	We own 87.5% of the limited liability company that owns the Ardenwood Venture property.

(6)	The property was 80.1% preleased and under construction on the date of acquisition.

BIOMED REALTY TRUST, INC.
LEASING ACTIVITY (1)
DECEMBER 31, 2006

		Current	Percent	Percent
	Leased	Annualized	Leased	Leased
	Square	Base Rent per	Including	Excluding
	Feet	Leased Sq Ft	Redevelopment	Redevelopment
Leased Square Feet as of December 31, 2005	4,332,323	$27.45	91.1%	96.7%

First quarter acquisitions	11,293	37.63

Leased Square Feet including acquisitions	4,343,616
Expirations	(127,837)	14.99
Renewals	6,690	29.48
New Leases	29,955	16.22
Terminations	—	—

Leased Square Feet as of March 31, 2006	4,252,424	27.94	89.2%	96.4%

Second quarter acquisitions	1,042,332	40.68

Leased Square Feet including acquisitions	5,294,756
Expirations	(94,953)	42.49
Renewals	3,200	29.04
New Leases	158,003	32.24
Terminations	(4,451)	20.22

Leased Square Feet as of June 30, 2006	5,356,555	30.51	91.4%	97.1%

Third quarter acquisitions	1,729,597	15.28

Leased Square Feet including acquisitions	7,086,152
Expirations	(117,768)	20.14
Renewals	44,422	14.26
New Leases	71,573	16.93
Terminations	—	—

Leased Square Feet as of September 30, 2006	7,084,379	26.71	92.4%	97.4%

Fourth quarter acquisitions	119,724	32.72

Leased Square Feet including acquisitions	7,204,103
Expirations	(253,283)	17.13
Renewals	233,344	18.59
New Leases	109,352	25.95
Terminations	(1,012,868)	12.97

Leased Square Feet as of December 31, 2006	6,280,648	$29.31	80.0%	96.3%

(1)	Leasing activity for leases signed during the periods presented, which may be different than the period of actual occupancy. Tenant improvement and leasing costs are also shown in this manner on page 24.

BIOMED REALTY TRUST, INC.
TENANT IMPROVEMENTS AND LEASING COMMISSIONS
DECEMBER 31, 2006

	Three Months Ended
	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Renewals(1)
Number of renewals	5	2	1	2	—
Square feet	233,344	44,422	3,200	6,690	—
Tenant improvement costs per square foot(2)	$2.89	$1.31	$—	$—	$—
Leasing commission costs per square foot(2)	—	2.14	0.58	2.73	—

Total tenant improvement and leasing commission costs psf	$2.89	$3.45	$0.58	$2.73	$—

New Leases(3)
Number of leases	8	8	11	7	7
Square feet	109,352	71,573	158,003	29,955	45,946
Tenant improvement costs per square foot(2)	$81.11	$9.12	$24.78	$38.36	$16.16
Leasing commission costs per square foot(2)	12.63	5.44	7.54	3.33	5.50

Total tenant improvement and leasing commission costs psf	$93.74	$14.55	$32.32	$41.69	$21.66

Total(4)

Number of renewals/leases	13	10	12	9	7
Square feet	342,696	115,995	161,203	36,645	45,946
Tenant improvement costs per square foot(2)	$27.85	$6.13	$24.29	$31.36	$16.16
Leasing commission costs per square foot(2)	4.03	4.17	7.40	3.22	5.50

Total tenant improvement and leasing commission costs psf	$31.88	$10.30	$31.69	$34.58	$21.66

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.

(2)	Assumes all tenant improvements and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.

(3)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.

(4)	We have acquired several properties in the past which may make a period over period comparison difficult. For a list of acquisition dates, see pages 18 and 19.

BIOMED REALTY TRUST, INC.
NON-GAAP FINANCIAL MEASURE DEFINITIONS
DECEMBER 31, 2006

This document includes certain non-GAAP financial measures that management believes are helpful in understanding our business, as further described below. Our definition and calculation of non-GAAP financial measures may differ from those of other REITs, and may, therefore, not be comparable. The non-GAAP measures should not be considered an alternative to net income as an indicator of our performance and should be considered only a supplement to cash flows from operating, investing or financing activities as a measure of liquidity, computed in accordance with GAAP.
Funds from Operations (FFO)
We present funds from operations, or FFO, because we consider it an important supplemental measure of our operating performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude GAAP historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO excludes depreciation and amortization unique to real estate, gains and losses from property dispositions and extraordinary items, it provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. We compute FFO in accordance with standards established by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in its March 1995 White Paper (as amended in November 1999 and April 2002). As defined by NAREIT, FFO represents net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, plus real estate related depreciation and amortization (excluding amortization of loan origination costs) and after adjustments for unconsolidated partnerships and joint ventures. Our computation may differ from the methodology for calculating FFO utilized by other equity REITs and, accordingly, may not be comparable to such other REITs. Further, FFO does not represent amounts available for management’s discretionary use because of needed capital replacement or expansion, debt service obligations, or other commitments and uncertainties. FFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our financial performance or to cash flow from operating activities (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions.
Adjusted Funds from Operations (AFFO)
We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs. We calculate AFFO by adding to FFO: (a) amounts received pursuant to master lease agreements on certain properties, which are not included in rental income for GAAP purposes, and (b) non-cash operating revenues and expenses. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our operations.
Earnings before Interest, Taxes, Depreciation and Amortization (EBITDA)
EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Management uses EBITDA as an indicator of our ability to incur and service debt. In addition, we consider EBITDA to be an appropriate supplemental measure of our performance because it eliminates depreciation and interest, which permits investors to view income from operations without the impact of non-cash depreciation or the cost of debt. However, because EBITDA is calculated before recurring cash charges including interest expense and taxes, and is not adjusted for capital expenditures or other recurring cash requirements of our business, its utility is limited.
Coverage Ratios
We present interest and fixed charge ratios as supplemental liquidity measures. Management uses these ratios as indicators of our financial flexibility to service current interest expense and debt amortization from current cash net operating income. In addition, we believe that these coverage ratios represent common metrics used by securities analysts, investors and other interested parties to evaluate our ability to service fixed cash payments. However, because these ratios are derived from EBITDA, their utility is limited by the same factors that limit the usefulness of EBITDA as a liquidity measure.
Net Operating Income (NOI)
We use net operating income, or NOI, as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. We compute NOI by adding or subtracting certain items from net income, minority interest in the operating partnership, gains/losses from investment in unconsolidated partnership, interest expense, interest income, depreciation and amortization, and general and administrative expenses. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of liquidity or ability to make distributions.